EQ ADVISORS TRUST

SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 21, 2010

This Supplement updates certain information contained in the Prospectus dated May 1, 2010, as supplemented for the EQ/Lord Abbett Growth and Income Portfolio and the EQ/Capital Guardian Growth Portfolio (collectively, the “Portfolios”) of EQ Advisors Trust (“Trust”). You should read this Supplement in connection with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about the proposed reorganization of each of the Portfolios.

Information Regarding the Proposed Reorganization of the Portfolios

The Board of Trustees of the Trust has approved a form of a Plan of Reorganization and Termination (“Reorganization Plan”), which provides for the reorganization of each Portfolio into a corresponding Replacement Portfolio of the Trust (each, a “Reorganization” and collectively, the “Reorganizations”) as listed below:

Portfolio	Proposed Replacement Portfolio
EQ/Lord Abbett Growth and Income Portfolio (“Growth and Income Portfolio”)	EQ/Large Cap Value Index Portfolio (Large Cap Value Index Portfolio”)
EQ/Capital Guardian Growth Portfolio (“Cap Guardian Growth Portfolio”)	EQ/Large Cap Growth PLUS Portfolio (“Large Cap Growth PLUS Portfolio”)
(each, a “Reorganized Portfolio” and collectively, the Reorganized Portfolios”)	(each, a “Replacement Portfolio” and collectively, the (“Replacement Portfolios”)

The Reorganization Plan is subject to approval by shareholders of each of the Reorganized Portfolios. A special shareholder meeting of the Portfolios is anticipated to be held on or about April 20, 2011 to vote on the Reorganization Plan. It is anticipated that, subject to shareholder approval, the effective date of the Reorganizations will be May 6, 2011. Until that date, however, you will be able to purchase, redeem and exchange shares in each of the Reorganized Portfolios (pending availability in your insurance product) subject to the limitations described in the Trust’s Prospectus. Accordingly, if you intend to engage in such transactions, you should read this Supplement to the Prospectus, together with the Trust’s Summary Prospectus dated May 1, 2010.

Additional information regarding the Reorganizations will be sent to shareholders of the Reorganized Portfolios as part of the proxy solicitation materials.